EXHIBIT 10.6

                  Platinum & Gold Recording & Publishing Corp.

                                12724 NW 11th Ct.
                                Sunrise, FL 33323
                                       USA
                               Phone 800-525-8495
                                Fax 954-845-0656



       CONTRACT TO LICENSE, PROMOTE AND SELL SOUNDTRACKS OF BETTY DICKSON

This is a contract between B & D Productions and Platinum and Gold Recording and Publishing Corporation. This contract will begin on September 3, 1999 and expire on September 3, 2000.

Platinum and Gold Recording and Publishing Corporation has agreed to publicize two (2) albums produced by B & D productions, "Stolen Goods" and "A Woman for All Seasons" vocalist Betty Dickson.

Platinum and Gold Recording and Publishing Corporation will create a commercial to market "Stolen Goods" and "A Woman for All Seasons" on television through 1-800 numbers. Major and small recording labels will receive a roster of states, times and networks the commercial will air. Platinum and Gold's best efforts will hopefully achieve a record label contract for Betty Dickson Platinum and Gold will be responsible for all expenses incurred for cost of commercials, printing of CD's and cassettes.

B & D Productions through licensing masters of "Stolen Goods" and "A Woman for All Seasons" authorizes Platinum and Gold Recording and Publishing Corporation to print CD's and cassettes for marketing on TV 1-800 numbers and Platinum and Gold Recording and Publishing Company's website Platinum-Gold.com.

B & D productions will receive $1.00 for each album sold through any advertising vehicle Platinum and Gold produces and uses. If and when a recording contract is accepted, B & D productions will pay Platinum and Gold a finders fee of 20% of contract. In witness whereof, the parties hereto, intending to be legally bound, have executed this agreement.

PLATINUM & GOLD RECORDING & PUBLISHING CORPORATION.

By: Carol Neal, President

/s/ Carol Neal                     Date 9/3/99
---------------------

B & D PRODUCTIONS
by: Betty Dickson

/s/ Betty Dickson                  Date 9-3-99
--------------------

by: Dolores Davies

/s/ Dolores Davies                 Date 9-3-99
--------------------